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                                                             Exhibit 23.1



                            CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Pillowtex Corporation:

   We consent to the use of our reports incorporated herein by reference.



                                            /s/ KPMG Peat Marwick LLP


Dallas, Texas
June 25, 1998